UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

APACHE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	APA	New York Stock Exchange, Chicago Stock Exchange, and Nasdaq Global Select Market
7.75% Notes Due 2029	APA/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of Apache Corporation (“Apache”) held on May 14, 2020, there were 377,420,691 shares of Apache common stock, par value $0.625 per share, eligible to vote, of which 336,208,652 shares, or 89.08 percent, were voted.

The matters voted upon, the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below:

•	The following nominees for directors were elected to serve one-year terms expiring at the 2021 annual meeting of shareholders, by the majority of shares voted, excluding abstentions:

Nominee	For	Against	Abstentions	Broker Non-Votes
Annell R. Bay	301,675,054	4,835,750	255,590	29,442,258
John J. Christmann IV	304,562,400	1,964,576	239,417	29,442,258
Juliet S. Ellis	304,772,875	1,714,924	278,594	29,442,258
Chansoo Joung	304,331,108	2,175,877	259,409	29,442,258
Rene R. Joyce	301,748,598	4,753,139	264,657	29,442,258
John E. Lowe	304,325,024	2,174,666	266,704	29,442,258
William C. Montgomery	299,263,247	7,241,034	262,113	29,442,258
Amy H. Nelson	304,483,056	2,035,042	248,296	29,442,258
Daniel W. Rabun	301,761,665	4,735,024	269,705	29,442,258
Peter A. Ragauss	300,634,126	5,863,647	268,621	29,442,258

•	The appointment of Ernst & Young LLP as Apache’s independent auditors for fiscal year 2020 was ratified by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
331,495,731	4,322,047	390,873	0

•	In a non-binding advisory vote to approve the compensation of Apache’s named executive officers as disclosed in Apache’s 2020 proxy statement (commonly known as “say on pay”), the compensation of Apache’s named executive officers was approved by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
281,073,752	25,117,509	575,132	29,442,258

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION

Date: May 18, 2020	By:	/s/ Rajesh Sharma
Rajesh Sharma
Corporate Secretary